GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

September 30, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – 97.6%
Australia – 4.6%
434,122	APA Group (Gas Utilities)	$ 2,704,061
180,039	NEXTDC Ltd. (IT Services)*	1,533,654
700,795	Transurban Group (Transportation Infrastructure)	7,062,957
77,372	Transurban Group (Transportation Infrastructure)*	779,793

		12,080,465

Canada – 13.5%
94,680	Boralex, Inc., Class A (Independent Power and Renewable Electricity Producers)	2,795,699
313,219	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	12,478,313
57,288	Fortis, Inc. (Electric Utilities)	2,541,460
124,965	Keyera Corp. (Oil, Gas & Consumable Fuels)	3,144,351
102,331	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	3,215,517
195,697	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	6,203,406
105,706	TC Energy Corp. (Oil, Gas & Consumable Fuels)	5,087,508

		35,466,254

China – 3.9%
17,654,000	China Tower Corp. Ltd., Class H (Diversified Telecommunication Services)(a)	2,307,054
254,000	ENN Energy Holdings Ltd. (Gas Utilities)	4,189,345
22,102	GDS Holdings Ltd. ADR (IT Services)*	1,251,194
744,000	Guangdong Investment Ltd. (Water Utilities)	970,865
1,424,000	Jiangsu Expressway Co. Ltd., Class H (Transportation Infrastructure)	1,438,882

		10,157,340

Denmark – 0.6%
12,878	Orsted A/S (Electric Utilities)(a)	1,697,509

France – 7.3%
16,579	Aeroports de Paris (Transportation Infrastructure)*	2,111,510
191,961	Engie SA (Multi-Utilities)	2,511,455
38,858	Veolia Environnement SA (Multi-Utilities)	1,187,332

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
130,683	Vinci SA (Construction & Engineering)	$ 13,592,145

		19,402,442

Germany – 0.7%
28,674	Vonovia SE (Real Estate Management & Development)	1,723,828

Hong Kong – 0.8%
1,471,619	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2,223,462

Italy – 3.6%
256,152	Atlantia SpA (Transportation Infrastructure)*	4,834,003
490,007	Enav SpA (Transportation Infrastructure)*(a)	2,287,825
297,164	Enel SpA (Electric Utilities)	2,280,790

		9,402,618

Japan – 0.6%
32,300	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)*	1,585,105

Spain – 6.8%
26,362	Aena SME SA (Transportation Infrastructure)*(a)	4,559,072
54,917	Atlantica Sustainable Infrastructure PLC (Independent Power and Renewable Electricity Producers)	1,895,186
168,595	Cellnex Telecom SA (Diversified Telecommunication Services)*(a)	10,409,028
50,740	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	1,258,949

		18,122,235

Thailand – 0.7%
979,900	Airports of Thailand PCL (Transportation Infrastructure)	1,756,054

United Kingdom – 5.9%
4,498	Linde PLC (Chemicals)	1,319,623
1,088,359	National Grid PLC (Multi-Utilities)	12,968,581
836,383	Tritax EuroBox PLC (Equity Real Estate Investment Trusts)(a)	1,274,968

		15,563,172

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – 48.6%
87,578	AES Corp. (The) (Independent Power and Renewable Electricity Producers)	$ 1,999,406
33,672	Ameren Corp. (Multi-Utilities)	2,727,432
100,292	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	26,618,500
49,351	American Water Works Co., Inc. (Water Utilities)	8,342,293
48,675	Atmos Energy Corp. (Gas Utilities)	4,293,135
177,219	CenterPoint Energy, Inc. (Multi-Utilities)	4,359,587
92,161	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)*	9,001,365
55,239	CMS Energy Corp. (Multi-Utilities)	3,299,425
24,516	Consolidated Edison, Inc. (Multi-Utilities)	1,779,616
9,999	CoreSite Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,385,261
67,816	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	11,753,869
52,310	Edison International (Electric Utilities)	2,901,636
3,440	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	2,718,047
56,955	Eversource Energy (Electric Utilities)	4,656,641
125,081	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,092,605
28,007	NextEra Energy Partners LP (Independent Power and Renewable Electricity Producers)	2,110,608
51,978	NextEra Energy, Inc. (Electric Utilities)	4,081,313
76,784	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	4,452,704
195,234	PG&E Corp. (Electric Utilities)*	1,874,246
27,982	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	9,250,010
74,698	Sempra Energy (Multi-Utilities)	9,449,297
131,846	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	6,488,142
88,844	Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	2,304,613

		127,939,751

TOTAL COMMON STOCKS (Cost $219,537,238)		$257,120,235

Units	Description	Expiration Month	Value

Rights – 0.0%
Australia – 0.0%
77,371	Transurban Group (Transportation Infrastructure)*	10/21	$ 0
France – 0.0%
38,858	Veolia Environnement SA (Multi-Utilities)*	10/21	31,540

TOTAL RIGHTS (Cost $0)			$ 31,540

Shares		Dividend Rate	Value

Investment Company – 1.7%(b)
4,388,014	Goldman Sachs Financial Square Government Fund – Institutional Shares, 01/01/30	0.026%	$ 4,388,014
(Cost $4,388,014)

TOTAL INVESTMENTS – 99.3% (Cost $223,925,252)			$261,539,789

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,897,621

NET ASSETS – 100.0%			$263,437,410

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	— American Depositary Receipt
LP	— Limited Partnership
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of September 30, 2021:

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,251,194	$14,470,767	$—
Europe	22,440,654	43,502,690	—
North America	163,406,005	—	—
Oceania	—	12,080,465	—
Investment Company	4,388,014	—	—

Total	$191,485,867	$70,053,922	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Fund’s risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/ or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.